EXHIBIT 99.1


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MORGAN STANLEY                                                 November 5, 2001

Securitized Products Group     [MORGAN STANLEY Logo]
                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS

                                  $310,324,000
                                  Approximately

                    Morgan Stanley Dean Witter Capital I Inc.
                                 Series 2001-NC3


                       Mortgage Pass-Through Certificates


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

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                                     Page 1
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

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MORGAN STANLEY                                                 November 5, 2001

Securitized Products Group     [MORGAN STANLEY Logo]
                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------


                           APPROXIMATELY $310,324,000

           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2001-NC3

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                             OCWEN FEDERAL BANK FSB
                                    SERVICER

                                                       TRANSACTION HIGHLIGHTS
                                                       ----------------------

                                    EXPECTED RATINGS                    MODIFIED
OFFERED                               (S&P/Fitch/     Avg Life to     Duration To    Payment Window To
Classes   Description    Balance        Moody's)     Call/Mty(1)(2)  Call/Mty(1)(2)    Call/Mty(1)(2)    Day Count      Benchmark
--------  -----------  ------------ ---------------- --------------  --------------  -----------------  ----------   -------------

  A-1     Not Offered  $348,167,000                                       *****Not Offered*****

  A-2       Floater    $189,377,000    AAA/AAA/Aaa     2.81 / 3.15    2.64 / 2.90    12/01-10/09 /      Actual/360   1 Month LIBOR
                                                                                        12/01-6/19

  M-1       Floater     $45,355,000      AA/AA/Aa2      5.29 / 5.86    4.81 / 5.22   2/05-10/09 /       Actual/360   1 Month LIBOR
                                                                                       2/05-8/16

  M-2       Floater     $40,316,000        A/A/A2       5.26 / 5.76    4.68 / 5.03   1/05-10/09 /       Actual/360   1 Month LIBOR
                                                                                       1/05-4/15

  B-1       Floater     $35,276,000    BBB-/BBB-/Baa3   5.23 / 5.50    4.53 / 4.70   12/04-10/09 /      Actual/360   1 Month LIBOR
                                                                                       12/04-5/13

Notes:
-----
 (1) Certificates are priced to the 10% optional clean-up call.
 (2) Based on the pricing prepayment speed.  See details below.

ISSUER:                 Morgan Stanley Dean Witter Capital I Inc. Trust 2001-NC3

DEPOSITOR:              Morgan Stanley Dean Witter Capital I Inc.

MASTER SERVICER:        Ocwen Federal Bank FSB

Trustee:                U.S. Bank National Association

MANAGERS:               Morgan Stanley (lead manager); Blaylock & Partners, L.P.
                        and Utendahl Capital Partners, L.P. (co-managers)

RATING AGENCIES:        Standard & Poor's, Fitch, Inc. and Moody's Investors
                        Service

OFFERED CERTIFICATES:   Classes A-2, M-1, M-2, and B-1 Certificates

EXPECTED PRICING DATE:  November [  ], 2001

EXPECTED CLOSING DATE:  November 28, 2001 through DTC and Euroclear or
                        Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                        -----------------------

 DISTRIBUTION DATES:          The  25th of each  month,  or if such day is not a
                              business day, on the next business day,  beginning
                              December 26, 2001.

 DUE PERIOD:                  For any Distribution  Date, the period  commencing
                              on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

 INTEREST ACCRUAL PERIOD:     The  interest   accrual  period  for  the  Offered
                              Certificates with respect to any Distribution Date will be the period beginning with the 25th day of the month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on an actual/360 day count basis).

 MORTGAGE LOANS:              The Trust will  consist of two groups of fixed and
                              adjustable rate sub-prime residential mortgage loans.

 GROUP I MORTGAGE LOANS:      Approximately  $435,208,870 of Mortgage Loans with
                              original  principal  balances  that conform to the
                              original  principal  balance  limits  for   one-to
                              four-family residential mortgage loan guidelines for purchase by Freddie Mac.

 GROUP II MORTGAGE LOANS:     Approximately  $236,720,555 of Mortgage Loans that
                              predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie
                              Mac.

 PRICING PREPAYMENT SPEED:    o  Fixed Rate  Mortgage  Loans:  CPR  starting  at
                              approximately   1.5333%   CPR  in   month   1  and
                              increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.
                              o  ARM Mortgage Loans: CPR of 25%.

 CREDIT ENHANCEMENT:          The Offered Certificates are credit enhanced by:

                              1) Net monthly excess cashflow from the Mortgage
                                 Loans,
                              2) 2.00%  overcollateralization (funded  upfront).
                                 After the Step-down Date, so long as a Trigger
                                 Event is   not   in   effect,  the    required
                                 overcollateralization will equal 4.00% of the ending pool balance of the Mortgage Loans, subject to a 0.50% floor, based on the initial balance of the mortgage loans,

                              3) Subordination of distributions on the more
                                 subordinate classes of certificates to the required distributions on the more senior classes of certificates.

 CREDIT ENHANCEMENT
   PERCENTAGE:                For any Distribution Date, the percentage obtained
                              by   dividing   (x)  the   aggregate   Certificate
                              Principal Balance of the subordinate  certificates
                              (including  any  overcollateralization  and taking
                              into account the  distributions  of the  Principal
                              Distribution Amount for such Distribution Date) by
                              (y)  the  aggregate   principal   balance  of  the
                              Mortgage  Loans as of the last day of the  related
                              Due Period.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                        ----------------------


STEP-DOWN DATE:               The later to occur of:
                              (x) the earlier of:
                                  (a) the Distribution Date occurring in
                                      December 2004; and
                                  (b) the Distribution Date on which the
                                      aggregate balance of the Class A-1 and A-2
                                      Certificates is reduced to zero; and
                              (y)  the  first  Distribution  Date on  which  the
                              Credit Enhancement Percentage (calculated for this
                              purpose only after taking into account payments of
                              principal on the mortgage loans on the last day of
                              the   related   Due   Period   but  prior  to  any
                              applications of Principal Distribution to the certificates) is greater than or equal to 40.00%.

TRIGGER EVENT:                A Trigger  Event is in effect on any  Distribution
                              Date if (i) on that  Distribution Date the 60 Day+
                              Rolling Average equals or exceeds a prior period's
                              Credit Enhancement Percentage to be specified in the Prospectus and (ii) may include other trigger events related to the performance of the Mortgage
                              Loans to be  specified in the  Prospectus.  The 60
                              Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION         Class A:          20.00%
   PERCENTAGE:                Class M-1:        13.25%
                              Class M-2:        7.25%
                              Class B:          2.00%

OPTIONAL CLEAN-UP CALL:       When the ending principal  balance of the Mortgage
                              Loans is less than or equal to 10% of the original principal balance of the Mortgage Loans.

STEP-UP COUPONS:              For  all  Offered  Certificates  the  coupon  will
                              increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH RATE:  The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, (iii) the WAC Cap, and (iv) 16%.

CLASS A-2 PASS-THROUGH RATE:  The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, (iii) the WAC Cap, and (iv) 16%.

CLASS M-1 PASS-THROUGH
  RATE: The Class M-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) 16%.

CLASS M-2 PASS-THROUGH
  RATe: The Class M-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) 16%.

CLASS B-1 PASS-THROUGH RATE:  The Class B-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) 16%.

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         ----------------------



Loan Group I Cap:             As to any  Distribution  Date,  a per  annum  rate
                              equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

Loan Group II Cap:            As to any  Distribution  Date,  a per  annum  rate
                              equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

CLASS A-1 BASIS RISK CARRY    As to  any  Distribution  Date,  the  supplemental
FORWARD AMOUNT:               interest  amount  for the Class  A-1  Certificates
                              will equal the sum of:
                              (i)    the excess,  if any, of interest that would
                                     otherwise  be due on such  Certificates  at
                                     the Class A-1  Pass-Through  Rate  (without
                                     regard to the Loan  Group I Cap or WAC Cap,
                                     but  giving  effect to the hard cap of 16%)
                                     over  interest due such  Certificates  at a
                                     rate  equal to the lesser of the Loan Group
                                     I Cap or WAC Cap;
                              (ii)   any  Class  A-1 Basis  Risk  Carry  Forward
                                     Amount    remaining   unpaid   from   prior
                                     Distribution Dates; and
                              (iii)  interest  on the  amount in clause  (ii) at
                                     the  related  Class A-1  Pass-Through  Rate
                                     (without  regard to the Loan Group I Cap or
                                     WAC Cap, but giving effect to the hard cap of 16%).

CLASS A-2 BASIS RISK CARRY    As to  any  Distribution  Date,  the  supplemental
FORWARD AMOUNT:               interest  amount  for the Class  A-2  Certificates
                              will equal the sum of:
                              (i)    the excess,  if any, of interest that would
                                     otherwise  be due on such  Certificates  at
                                     the Class A-2  Pass-Through  Rate  (without
                                     regard to the Loan Group II Cap or WAC Cap,
                                     but  giving  effect to the hard cap of 16%)
                                     over  interest due such  Certificates  at a
                                     rate  equal to the lesser of the Loan Group
                                     II Cap or WAC Cap;
                              (ii)   any  Class  A-2 Basis  Risk  Carry  Forward
                                     Amount    remaining   unpaid   from   prior
                                     Distribution Dates; and
                              (iii)  interest  on the  amount in clause  (ii) at
                                     the  related  Class A-2  Pass-Through  Rate
                                     (without regard to the Loan Group II Cap or
                                     WAC Cap, but giving effect to the hard cap of 16%).

CLASS M-1, M-2 AND B-1       As to  any  Distribution  Date,  the  supplemental
BASIS RISK CARRY FORWARD     interest amount for each of the Class M-1, M-2 and
AMOUNTS:                     Risk Carry Forward Amounts:  B-1 Certificates will
                             equal the sum of:
                             (i)     the excess,  if any, of interest that would
                                     otherwise  be due on such  Certificates  at
                                     such Certificates'  applicable Pass-Through
                                     Rate  (without  regard to the WAC Cap,  but
                                     giving  effect to the hard cap of 16%) over
                                     interest  due such  Certificates  at a rate
                                     equal to the WAC Cap;
                              (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and
                              (iii) interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap, but giving effect to the hard cap of 16%).



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         ----------------------



INTEREST DISTRIBUTIONS ON     On each Distribution Date, interest  distributions
OFFERED CERTIFICATES:         from  the  Interest   Remittance  Amount  will  be
                              allocated as follows:
                              (i)    Amount attributable to the Loan Group I the
                                     portion of the Interest Remittance Mortgage
                                     Loans will be allocated first, to the Class
                                     A-1 Certificates  and second,  to the Class
                                     A-2  Certificates,  its respective  Accrued
                                     Certificate   Interest   and   any   unpaid
                                     interest shortfall amounts;
                              (ii)   the  portion  of  the  Interest  Remittance
                                     Amount  attributable  to the Loan  Group II
                                     Mortgage Loans will be allocated first, to the Class A-2 Certificates and second, to the Class A-1 Certificates, its respective Accrued Certificate Interest and any unpaid interest shortfall amounts;
                              (iii)  to the Class M-1 Certificates, follows: its
                                     Accrued  Certificate  Interest;
                              (iv)   to the  Class M-2  Certificates,  allocated
                                     between the Class A its Accrued Certificate
                                     Interest;  and
                              (v)    to the Class B-1 Certificates,  its Accrued
                                     Certificate Interest.




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         ----------------------


PRINCIPAL DISTRIBUTIONS ON    On  each   Distribution  Date  (a)  prior  to  the
OFFERED CERTIFICATES:         Stepdown  Date or (b) on which a Trigger  Event is
                              in  effect,   principal   distributions  from  the
                              Principal Distribution Amount will be allocated as
                              follows:
                              (i)    to  the  Class  A  Certificates,  allocated
                                     between   the  Class  A   Certificates   as
                                     described  below,   until  the  Certificate
                                     Principal   Balances   thereof   have  been
                                     reduced to zero;
                              (ii)   to the  Class M-1  Certificates,  until the
                                     Certificate Principal Balance thereof have been reduced to zero;
                              (iii)  to the  Class M-2  Certificates,  until the
                                     Certificate Principal Balance thereof have been reduced to zero; and
                              (iv)   to the  Class B-1  Certificates,  until the
                                     Certificate Principal Balance thereof have been reduced to zero.

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                              (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                              (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution
                                     Amount   and  the   Class   M-1   Principal
                                     Distribution  Amount, until the Certificate
                                     Principal Balance thereof have been reduced
                                     to zero;
                              (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution
                                     Amount   and  the   Class   M-2   Principal
                                     Distribution  Amount, until the Certificate
                                     Principal Balance thereof have been reduced
                                     to zero; and
                              (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution
                                     Amount   and  the   Class   B-1   Principal
                                     Distribution  Amount, until the Certificate
                                     Principal Balance thereof have been reduced to zero.

                              All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET MONTHLY     For any Distribution  Date, any Net Monthly Excess
EXCESS CASHFLOW:              Cashflow shall be paid as follows:
                              (i)    to the Class M-1  Certificates,  the unpaid
                                     interest shortfall amount;
                              (ii)   to  the   Class   M-1   Certificates,   the
                                     allocated    unreimbursed   realized   loss
                                     amount;
                              (iii)  to the Class M-2  Certificates,  the unpaid
                                     interest shortfall amount;
                              (iv)   to  the   Class   M-2   Certificates,   the
                                     allocated    unreimbursed   realized   loss
                                     amount;
                              (v)    to the Class B-1  Certificates,  the unpaid
                                     interest shortfall amount;
                              (vi)   to  the   Class   B-1   Certificates,   the
                                     allocated    unreimbursed   realized   loss
                                     amount;
                              (vii)  concurrently,  any  Class  A-1  Basis  Risk
                                     Carry Forward Amount to the Class A-1
                                     Certificates  and any Class A-2 Basis  Risk
                                     Carry  Forward  Amount  to  the  Class  A-2
                                     Certificates; and
                              (viii) sequentially,  to Classes  M-1, M-2 and B-1
                                     Certificates, in such order, any Basis Risk
                                     Carry Forward Amount for such classes.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         ----------------------

Interest Remittance           For  any   Distribution   Date,   the  portion  of
Amount:                       available   funds  for  such   Distribution   Date
                              attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate           For  any  Distribution  Date  and  each  class  of
Interest:                     Offered   Certificates,   equals   the  amount  of
                              interest   accrued  during  the  related  interest
                              accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the relief act allocated to such class.

PRINCIPAL DISTRIBUTION        On any Distribution Date, the sum of (i) the Basic
AMOUNT:                       Principal  Distribution  Amount and (ii) the Extra
                              Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION  On any  Distribution  Date,  the excess of (i) the
AMOUNT: aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE          On any  Distribution  Date,  the  sum  of (i)  all
AMOUNT:                       scheduled  payments  of  principal   collected  or
                              advanced  on the  Mortgage  Loans  during  the Due
                              Period,  (ii) the principal portion of all partial
                              and full  prepayments  received  during  the month
                              prior to the month during which such  Distribution
                              Date occurs,  (iii) the  principal  portion of all
                              net   liquidation   proceeds  and  net   insurance
                              proceeds  received  during the month  prior to the
                              month during which such  Distribution Date occurs,
                              (iv) the principal portion of repurchased Mortgage
                              Loans,  the repurchase  obligation for which arose
                              during the month prior to the month  during  which
                              such   Distribution  Date  occurs  and  that  were
                              repurchased  during  the  period  from  the  prior
                              Distribution Date through the business day prior to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage
                              Loan as of such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS            For any  Distribution  Date is the amount of funds
CASHFLOW:                     available for  distribution  on such  Distribution
                              Date  remaining   after  making  all  payments  of
                              interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION  For any  Distribution  Date, the lesser of (i) the
AMOUNT: excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORIDNATED           For any Distribution  Date,  means the excess,  if
AMOUNT:                       any of (i) the  overcollateralization and (ii) the
                              required     overcollateralization     for    such
                              Distribution Date.

CLASS A PRINCIPAL ALLOCATION  For  any   Distribution   Date,   the   percentage
PERCENTAGE:                   equivalent  of a fraction,  determined as follows:
                              (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                              Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                              Remittance Amount for such Distribution  Date, and
                              (ii) in the case of the Class A-2 Certificates the numerator of which is the (x) the portion of the Principal Remittance Amount for such Distribution
                              Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal
                              Remittance Amount for such Distribution Date.


CLASS A PRINCIPAL             An amount equal to the excess of (x) the aggregate
DISTRIBUTION AMOUNT:          Certificate  Principal  Balance  of  the  Class  A
                              Certificates    immediately    prior    to    such
                              Distribution  Date over (y) the  lesser of (A) the
                              product of (i)  approximately  60.00% and (ii) the
                              aggregate  principal balance of the Mortgage Loans
                              as of the last day of the  related  Due Period and
                              (B)  the  aggregate   principal   balance  of  the
                              Mortgage  Loans as of the last day of the  related
                              Due Period minus $3,359,647.



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         ----------------------

CLASS M-1 PRINCIPAL           An  amount  equal to the  excess of (x) the sum of
DISTRIBUTION AMOUNT:          (i) the aggregate Certificate Principal Balance of
                              the  Class  A  Certificates   (after  taking  into
                              account  the  payment  of the  Class  A  Principal
                              Distribution Amount on such Distribution Date) and
                              (ii)  the  Certificate  Principal  Balance  of the
                              Class M-1 Certificates  immediately  prior to such
                              Distribution  Date over (y) the  lesser of (A) the
                              product of (i)  approximately  73.50% and (ii) the
                              aggregate  principal balance of the Mortgage Loans
                              as of the last day of the  related  Due Period and
                              (B)  the  aggregate   principal   balance  of  the
                              Mortgage  Loans as of the last day of the  related
                              Due Period minus $3,359,647.

CLASS M-2 PRINCIPAL           An  amount  equal to the  excess of (x) the sum of
DISTRIBUTION AMOUNT:          (i) the aggregate Certificate Principal Balance of
                              the  Class  A  Certificates   (after  taking  into
                              account  the  payment  of the  Class  A  Principal
                              Distribution  Amount on such  Distribution  Date),
                              (ii)  the  Certificate  Principal  Balance  of the
                              Class M-1 Certificates  (after taking into account
                              the   payment   of   the   Class   M-1   Principal
                              Distribution Amount on such Distribution Date) and
                              (iii) the  Certificate  Principal  Balance  of the
                              Class M-2 Certificates  immediately  prior to such
                              Distribution  Date over (y) the  lesser of (A) the
                              product of (i)  approximately  85.50% and (ii) the
                              aggregate  principal balance of the Mortgage Loans
                              as of the last day of the  related  Due Period and
                              (B)  the  aggregate   principal   balance  of  the
                              Mortgage  Loans as of the last day of the  related
                              Due Period minus $3,359,647.

CLASS B-1 PRINCIPAL           An  amount  equal to the  excess of (x) the sum of
DISTRIBUTION AMOUNT:          (i) the aggregate Certificate Principal Balance of
                              the  Class  A  Certificates   (after  taking  into
                              account  the  payment  of the  Class  A  Principal
                              Distribution  Amount on such  Distribution  Date),
                              (ii)  the  Certificate  Principal  Balance  of the
                              Class M-1 Certificates  (after taking into account
                              the   payment   of   the   Class   M-1   Principal
                              Distribution  Amount on such  Distribution  Date),
                              (iii) the  Certificate  Principal  Balance  of the
                              Class M-2 Certificates  (after taking into account
                              the   payment   of   the   Class   M-2   Principal
                              Distribution  Amount on such  Distribution  Date),
                              and (iv) the Certificate  Principal Balance of the
                              Class B-1 Certificates  immediately  prior to such
                              Distribution  Date over (y) the  lesser of (A) the
                              product of (i)  approximately  96.00% and (ii) the
                              aggregate  principal balance of the Mortgage Loans
                              as of the last day of the  related  Due Period and
                              (B)  the  aggregate   principal   balance  of  the
                              Mortgage  Loans as of the last day of the  related
                              Due Period  minus  $3,359,647  provided,  however,
                              that  with  respect  to any  Distribution  Date on
                              which the Class  Certificate  Balance of the Class
                              A, Class M-1 and Class M-2 Certificates  have been
                              reduced   to  zero,   the  Class   B-1   Principal
                              Distribution Amount is the lesser of (x) the Class
                              Certificate Balance of the Class B-1 Certificates and (y) the Principal Distribution Amount.

TRUST TAX STATUS:             REMIC.

ERISA ELIGIBILITY:            Subject the considerations in the Prospectus,  all
                              Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:            It is anticipated that the Class A-2 and Class M-1
                              Certificates will be SMMEA eligible.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         ----------------------

Prospectus:                   The Class A-2,  Class M-1, Class M-2 and Class B-1
                              Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                              (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

                   PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
        ---------              ------               -------              --------              --------
         Closing                100%                  100%                 100%                  100%                 100%
        11/25/02                 99                    80                   73                    67                   60
        11/25/03                 98                    60                   49                    38                   29
        11/25/04                 97                    44                   30                    19                    9
        11/25/05                 96                    34                   26                    19                    9
        11/25/06                 95                    28                   20                    14                    9
        11/25/07                 93                    23                   15                    10                    7
        11/25/08                 92                    18                   12                    7                     5
        11/25/09                 90                    15                    9                    6                     4
        11/25/10                 88                    12                    7                    4                     3
        11/25/11                 86                    10                    5                    3                     1
        11/25/12                 84                    8                     4                    3                     0
        11/25/13                 81                    7                     3                    2                     0
        11/25/14                 79                    6                     3                    1                     0
        11/25/15                 76                    5                     2                    0                     0
        11/25/16                 73                    4                     2                    0                     0
        11/25/17                 69                    3                     1                    0                     0
        11/25/18                 65                    3                     0                    0                     0
        11/25/19                 61                    2                     0                    0                     0
        11/25/20                 56                    2                     0                    0                     0
        11/25/21                 51                    2                     0                    0                     0
        11/25/22                 46                    1                     0                    0                     0
        11/25/23                 39                    0                     0                    0                     0
        11/25/24                 33                    0                     0                    0                     0
        11/25/25                 29                    0                     0                    0                     0
        11/25/26                 24                    0                     0                    0                     0
        11/25/27                 19                    0                     0                    0                     0
        11/25/28                 13                    0                     0                    0                     0
        11/25/29                  8                    0                     0                    0                     0
        11/25/30                  3                    0                     0                    0                     0
        11/25/31                  0                    0                     0                    0                     0

  AVERAGE LIFE TO               18.96                 4.17                 3.15                  2.44                 1.88
  MATURITY (IN YEARS)
  AVERAGE LIFE TO               18.93                 3.77                 2.81                  2.14                 1.62
  CALL (IN YEARS)


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------



                   PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
        ---------              ------               -------              --------              --------
         Closing                100%                  100%                 100%                  100%                 100%
        11/25/02                 100                  100                   100                  100                   100
        11/25/03                 100                  100                   100                  100                   100
        11/25/04                 100                  100                   100                  100                   100
        11/25/05                 100                   86                   63                    54                   96
        11/25/06                 100                   70                   47                    31                   31
        11/25/07                 100                   56                   35                    21                   12
        11/25/08                 100                   45                   26                    14                    8
        11/25/09                 100                   36                   19                    10                    5
        11/25/10                 100                   29                   14                    7                     1
        11/25/11                 100                   23                   11                    5                     0
        11/25/12                 100                   19                    8                    2                     0
        11/25/13                 100                   15                    6                    0                     0
        11/25/14                 100                   12                    4                    0                     0
        11/25/15                 100                   9                     2                    0                     0
        11/25/16                 100                   7                     0                    0                     0
        11/25/17                 100                   6                     0                    0                     0
        11/25/18                 100                   5                     0                    0                     0
        11/25/19                 100                   3                     0                    0                     0
        11/25/20                 100                   1                     0                    0                     0
        11/25/21                 100                   0                     0                    0                     0
        11/25/22                 100                   0                     0                    0                     0
        11/25/23                 100                   0                     0                    0                     0
        11/25/24                 98                    0                     0                    0                     0
        11/25/25                 87                    0                     0                    0                     0
        11/25/26                 74                    0                     0                    0                     0
        11/25/27                 61                    0                     0                    0                     0
        11/25/28                 46                    0                     0                    0                     0
        11/25/29                 30                    0                     0                    0                     0
        11/25/30                 14                    0                     0                    0                     0
        11/25/31                  0                    0                     0                    0                     0

  Average Life to               26.63                 7.75                 5.86                  5.04                 5.01
  Maturity (in years)
  Average Life to               26.51                 7.03                 5.29                  4.59                 4.63
  Call (in years)

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------



                   PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

          DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
        ---------              ------               -------              --------              --------

        Closing                 100%                  100%                 100%                  100%                 100%
        11/25/02                 100                  100                   100                  100                   100
        11/25/03                 100                  100                   100                  100                   100
        11/25/04                 100                  100                   100                  100                   100
        11/25/05                 100                   86                   63                    45                   31
        11/25/06                 100                   70                   47                    31                   19
        11/25/07                 100                   56                   35                    21                   12
        11/25/08                 100                   45                   26                    14                    8
        11/25/09                 100                   36                   19                    10                    2
        11/25/10                 100                   29                   14                    6                     0
        11/25/11                 100                   23                   11                    2                     0
        11/25/12                 100                   19                    8                    0                     0
        11/25/13                 100                   15                    4                    0                     0
        11/25/14                 100                   12                    1                    0                     0
        11/25/15                 100                   9                     0                    0                     0
        11/25/16                 100                   7                     0                    0                     0
        11/25/17                 100                   5                     0                    0                     0
        11/25/18                 100                   2                     0                    0                     0
        11/25/19                 100                   0                     0                    0                     0
        11/25/20                 100                   0                     0                    0                     0
        11/25/21                 100                   0                     0                    0                     0
        11/25/22                 100                   0                     0                    0                     0
        11/25/23                 100                   0                     0                    0                     0
        11/25/24                 98                    0                     0                    0                     0
        11/25/25                 87                    0                     0                    0                     0
        11/25/26                 74                    0                     0                    0                     0
        11/25/27                 61                    0                     0                    0                     0
        11/25/28                 46                    0                     0                    0                     0
        11/25/29                 30                    0                     0                    0                     0
        11/25/30                 14                    0                     0                    0                     0
        11/25/31                  0                    0                     0                    0                     0

  AVERAGE LIFE TO               26.62                 7.67                 5.76                  4.79                 4.35
  MATURITY (IN YEARS)
  AVERAGE LIFE TO               26.51                 7.03                 5.26                  4.39                 4.04
  CALL (IN YEARS)


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

To Maturity
-----------



                   PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         Dates                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
        ---------              ------               -------              --------              --------
        Closing                 100%                  100%                  100%                 100%                  100%
        11/25/02                 100                  100                   100                  100                   100
        11/25/03                 100                  100                   100                  100                   100
        11/25/04                 100                  100                   100                  100                   100
        11/25/05                 100                   86                   63                    45                   31
        11/25/06                 100                   70                   47                    31                   17
        11/25/07                 100                   56                   35                    20                    7
        11/25/08                 100                   45                   26                    10                    1
        11/25/09                 100                   36                   17                    4                     0
        11/25/10                 100                   29                   10                    0                     0
        11/25/11                 100                   23                    5                    0                     0
        11/25/12                 100                   16                    1                    0                     0
        11/25/13                 100                   11                    0                    0                     0
        11/25/14                 100                   7                     0                    0                     0
        11/25/15                 100                   3                     0                    0                     0
        11/25/16                 100                   1                     0                    0                     0
        11/25/17                 100                   0                     0                    0                     0
        11/25/18                 100                   0                     0                    0                     0
        11/25/19                 100                   0                     0                    0                     0
        11/25/20                 100                   0                     0                    0                     0
        11/25/21                 100                   0                     0                    0                     0
        11/25/22                 100                   0                     0                    0                     0
        11/25/23                 100                   0                     0                    0                     0
        11/25/24                 98                    0                     0                    0                     0
        11/25/25                 87                    0                     0                    0                     0
        11/25/26                 74                    0                     0                    0                     0
        11/25/27                 61                    0                     0                    0                     0
        11/25/28                 46                    0                     0                    0                     0
        11/25/29                 30                    0                     0                    0                     0
        11/25/30                 10                    0                     0                    0                     0
        11/25/31                  0                    0                     0                    0                     0

  AVERAGE LIFE TO               26.58                 7.36                 5.50                  4.50                 3.96
  MATURITY (IN YEARS)
  AVERAGE LIFE TO               26.50                 7.02                 5.23                  4.29                 3.79
  CALL (IN YEARS)

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                              SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                              --------------------------------------------

                                 INTEREST CAP RATES (CASH CAP)(1)(2)
                                 ------------------------------------



           DATE                  CLASS A-2 CAP             CLASS M-1 CAP             CLASS M-2 CAP            CLASS B-1 CAP
         ----------              -------------             -------------             -------------            -------------
                                   Actual/360                Actual/360               Actual/360                Actual/360

        11/25/2001                     -                         -                         -                        -
        12/25/2001                    9.63                      9.80                      9.80                     9.80
         1/25/2002                    8.39                      8.54                      8.54                     8.54
         2/25/2002                    8.40                      8.54                      8.54                     8.54
         3/25/2002                    9.30                      9.46                      9.46                     9.46
         4/25/2002                    8.40                      8.54                      8.54                     8.54
         5/25/2002                    8.69                      8.83                      8.83                     8.83
         6/25/2002                    8.41                      8.54                      8.54                     8.54
         7/25/2002                    8.69                      8.83                      8.83                     8.83
         8/25/2002                    8.41                      8.54                      8.54                     8.54
         9/25/2002                    8.41                      8.54                      8.54                     8.54
        10/25/2002                    8.69                      8.83                      8.83                     8.83
        11/25/2002                    8.41                      8.55                      8.55                     8.55
        12/25/2002                    8.70                      8.83                      8.83                     8.83
         1/25/2003                    8.42                      8.55                      8.55                     8.55
         2/25/2003                    8.42                      8.55                      8.55                     8.55
         3/25/2003                    9.32                      9.46                      9.46                     9.46
         4/25/2003                    8.42                      8.55                      8.55                     8.55
         5/25/2003                    8.70                      8.83                      8.83                     8.83
         6/25/2003                    8.42                      8.55                      8.55                     8.55
         7/25/2003                    8.70                      8.83                      8.83                     8.83
         8/25/2003                    8.42                      8.55                      8.55                     8.55
         9/25/2003                    8.42                      8.55                      8.55                     8.55
        10/25/2003                    9.29                      9.48                      9.48                     9.48
        11/25/2003                    9.25                      9.67                      9.67                     9.67
        12/25/2003                    9.56                     10.00                     10.00                    10.00
         1/25/2004                    9.25                      9.67                      9.67                     9.67
         2/25/2004                    9.25                      9.77                      9.77                     9.77
         3/25/2004                    9.97                     10.47                     10.47                    10.47
         4/25/2004                    9.90                     10.42                     10.42                    10.42
         5/25/2004                   10.49                     11.28                     11.28                    11.28

(1) Cash available to pay current and prior interest divided by the current bond balance
(2) Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                              SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                              --------------------------------------------

                                  INTEREST CAP RATES (CASH CAP)(1)(2)
                                  ----------------------------------


           DATE                  CLASS A-2 CAP             CLASS M-1 CAP             CLASS M-2 CAP            CLASS B-1 CAP
         ----------              -------------             -------------             -------------            -------------
                                   ACTUAL/360                ACTUAL/360               ACTUAL/360                ACTUAL/360

         6/25/2004                    10.15                     10.92                    10.92                     10.92
         7/25/2004                    10.49                     11.29                    11.29                     11.29
         8/25/2004                    10.15                     11.01                    11.01                     11.01
         9/25/2004                    10.22                     11.04                    11.04                     11.04
        10/25/2004                    11.14                     12.05                    12.05                     12.05
        11/25/2004                    11.04                     12.15                    12.15                     12.15
        12/25/2004                    11.41                     12.57                    12.57                     12.57
         1/25/2005                    11.04                     12.16                    12.16                     12.16
         2/25/2005                    11.04                     12.25                    12.25                     12.25
         3/25/2005                    12.29                     13.59                    13.59                     13.59
         4/25/2005                    11.67                     12.90                    12.90                     12.90
         5/25/2005                    12.32                     13.83                    13.83                     13.83
         6/25/2005                    11.92                     13.40                    13.40                     13.40
         7/25/2005                    12.31                     13.84                    13.84                     13.84
         8/25/2005                    11.91                     13.49                    13.49                     13.49
         9/25/2005                    11.98                     13.51                    13.51                     13.51
        10/25/2005                    12.76                     14.39                    14.39                     14.39
        11/25/2005                    12.52                     14.25                    14.25                     14.25
        12/25/2005                    12.94                     14.73                    14.73                     14.73
         1/25/2006                    12.52                     14.26                    14.26                     14.26
         2/25/2006                    12.51                     14.32                    14.32                     14.32
         3/25/2006                    13.91                     15.88                    15.88                     15.88
         4/25/2006                    12.56                     14.34                    14.34                     14.34
         5/25/2006                    12.98                     14.82                    14.82                     14.82
         6/25/2006                    12.56                     14.34                    14.34                     14.34
         7/25/2006                    12.97                     14.82                    14.82                     14.82
         8/25/2006                    12.55                     14.34                    14.34                     14.34
         9/25/2006                    12.55                     14.34                    14.34                     14.34
        10/25/2006                    12.97                     14.81                    14.81                     14.81
        11/25/2006                    12.55                     14.34                    14.34                     14.34
        12/25/2006                    12.96                     14.81                    14.81                     14.81
         1/25/2007                    12.54                     14.33                    14.33                     14.33
         2/25/2007                    12.54                     14.33                    14.33                     14.33

(1) Cash available to pay current and prior interest divided by the current bond balance
(2) Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                              SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                              --------------------------------------------

                                  INTEREST CAP RATES (CASH CAP)(1)(2)
                                  -----------------------------------


           DATE                  CLASS A-2 CAP             CLASS M-1 CAP             CLASS M-2 CAP            CLASS B-1 CAP
         ----------              -------------             -------------             -------------            -------------
                                   ACTUAL/360                ACTUAL/360               ACTUAL/360                ACTUAL/360

         3/25/2007                    13.88                     15.87                    15.87                     15.87
         4/25/2007                    12.54                     14.33                    14.33                     14.33
         5/25/2007                    12.95                     14.81                    14.81                     14.81
         6/25/2007                    12.53                     14.33                    14.33                     14.33
         7/25/2007                    12.95                     14.81                    14.81                     14.81
         8/25/2007                    12.53                     14.33                    14.33                     14.33
         9/25/2007                    12.53                     14.33                    14.33                     14.33
        10/25/2007                    12.94                     14.80                    14.80                     14.80
        11/25/2007                    12.52                     14.32                    14.32                     14.32
        12/25/2007                    12.94                     14.80                    14.80                     14.80
         1/25/2008                    12.52                     14.32                    14.32                     14.32
         2/25/2008                    12.52                     14.32                    14.32                     14.32
         3/25/2008                    13.38                     15.31                    15.31                     15.31
         4/25/2008                    12.51                     14.32                    14.32                     14.32
         5/25/2008                    12.93                     14.79                    14.79                     14.79
         6/25/2008                    12.51                     14.32                    14.32                     14.32
         7/25/2008                    12.92                     14.79                    14.79                     14.79
         8/25/2008                    12.51                     14.31                    14.31                     14.31
         9/25/2008                    12.50                     14.31                    14.31                     14.31
        10/25/2008                    12.92                     14.79                    14.79                     14.79
        11/25/2008                    12.50                     14.31                    14.31                     14.31
        12/25/2008                    12.91                     14.79                    14.79                     14.79
         1/25/2009                    12.50                     14.31                    14.31                     14.31
         2/25/2009                    12.49                     14.31                    14.31                     14.31
         3/25/2009                    13.83                     15.84                    15.84                     15.84
         4/25/2009                    12.49                     14.31                    14.31                     14.31
         5/25/2009                    12.90                     14.78                    14.78                     14.78
         6/25/2009                    12.49                     14.30                    14.30                     14.30
         7/25/2009                    12.90                     14.78                    14.78                     14.78
         8/25/2009                    12.48                     14.30                    14.30                     14.30
         9/25/2009                    12.48                     14.30                    14.30                     14.30
        10/25/2009                    12.89                     14.78                    14.78                     14.78
        11/25/2009                    12.48                     14.30                    14.30                     14.30


(1) Cash available to pay current and prior interest divided by the current bond balance
(2) Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                              SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                              --------------------------------------------

                                  INTEREST CAP RATES (CASH CAP)(1)(2)
                                  -----------------------------------


           DATE                  CLASS A-2 CAP             CLASS M-1 CAP             CLASS M-2 CAP            CLASS B-1 CAP
         ----------              -------------             -------------             -------------            -------------
                                   ACTUAL/360                ACTUAL/360               ACTUAL/360                ACTUAL/360

        12/25/2009                    12.89                     14.77                    14.77                     14.77
         1/25/2010                    12.47                     14.30                    14.30                     14.30
         2/25/2010                    12.47                     14.30                    14.30                     14.30
         3/25/2010                    13.81                     15.83                    15.83                     15.83
         4/25/2010                    12.47                     14.29                    14.29                     14.29
         5/25/2010                    12.88                     14.77                    14.77                     14.77
         6/25/2010                    12.46                     14.29                    14.29                     14.29
         7/25/2010                    12.88                     14.77                    14.77                     14.77
         8/25/2010                    12.46                     14.29                    14.29                     14.29
         9/25/2010                    12.46                     14.29                    14.29                     14.29
        10/25/2010                    12.87                     14.76                    14.76                     14.76
        11/25/2010                    12.46                     14.29                    14.29                     14.29
        12/25/2010                    12.87                     14.76                    14.76                     14.76
         1/25/2011                    12.45                     14.29                    14.29                     14.29
         2/25/2011                    12.45                     14.28                    14.28                     14.28
         3/25/2011                    13.78                     15.81                    15.81                     15.81
         4/25/2011                    12.45                     14.28                    14.28                     14.28
         5/25/2011                    12.86                     14.76                    14.76                     14.76
         6/25/2011                    12.44                     14.28                    14.28                     14.28
         7/25/2011                    12.86                     14.76                    14.76                     14.76
         8/25/2011                    12.44                     14.28                    14.28                     14.28
         9/25/2011                    12.44                     14.28                    14.28                     14.28
        10/25/2011                    12.85                     14.75                    14.75                     14.75
        11/25/2011                    12.44                     14.28                    14.28                     14.28
        12/25/2011                    12.85                     14.75                    14.75                     14.75
         1/25/2012                    12.43                     14.28                    14.28                     14.28
         2/25/2012                    12.43                     14.27                    14.27                     14.27
         3/25/2012                    13.29                     15.26                    15.26                     15.26
         4/25/2012                    12.43                     14.27                    14.27                     14.27
         5/25/2012                    12.84                     14.75                    14.75                     14.75
         6/25/2012                    12.43                     14.27                    14.27                     14.27
         7/25/2012                    12.84                     14.75                    14.75                     14.75

(1) Cash available to pay current and prior interest divided by the current bond balance
(2) Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                              SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                              --------------------------------------------
                                  INTEREST CAP RATES (CASH CAP)(1)(2)
                                  -----------------------------------

           DATE                  CLASS A-2 CAP             CLASS M-1 CAP             CLASS M-2 CAP            CLASS B-1 CAP
         ----------              -------------             -------------             -------------            -------------
                                   ACTUAL/360                ACTUAL/360               ACTUAL/360                ACTUAL/360
         8/25/2012                    12.42                     14.27                    14.27                     14.27
         9/25/2012                    12.42                     14.27                    14.27                     14.27
        10/25/2012                    12.84                     14.74                    14.74                     14.74
        11/25/2012                    12.42                     14.27                    14.27                     14.27
        12/25/2012                    12.83                     14.74                    14.74                     14.74
         1/25/2013                    12.42                     14.27                    14.27                     14.27
         2/25/2013                    12.42                     14.27                    14.27                     14.27
         3/25/2013                    13.74                     15.79                    15.79                     15.79
         4/25/2013                    12.41                     14.26                    14.26                     14.26
         5/25/2013                    12.83                     14.74                    14.74                     14.74
         6/25/2013                    12.41                     14.26                    14.26                     14.26
         7/25/2013                    12.82                     14.74                    14.74                     14.74
         8/25/2013                    12.41                     14.26                    14.26                      -
         9/25/2013                    12.41                     14.26                    14.26                      -
        10/25/2013                    12.82                     14.74                    14.74                      -
        11/25/2013                    12.40                     14.26                    14.26                      -
        12/25/2013                    12.82                     14.73                    14.73                      -
         1/25/2014                    12.40                     14.26                    14.26                      -
         2/25/2014                    12.40                     14.26                    14.26                      -
         3/25/2014                    13.73                     15.78                    15.78                      -
         4/25/2014                    12.40                     14.26                    14.26                      -
         5/25/2014                    12.81                     14.73                    14.73                      -
         6/25/2014                    12.40                     14.26                    14.26                      -
         7/25/2014                    12.81                     14.73                    14.73                      -
         8/25/2014                    12.39                     14.25                    14.25                      -
         9/25/2014                    12.39                     14.25                    14.25                      -
        10/25/2014                    12.81                     14.73                    14.73                      -
        11/25/2014                    12.39                     14.25                    14.25                      -
        12/25/2014                    12.80                     14.73                    14.73                      -
         1/25/2015                    12.39                     14.25                    14.25                      -
         2/25/2015                    12.39                     14.25                    14.25                      -
         3/25/2015                    13.72                     15.78                    15.78                      -
         4/25/2015                    12.39                     14.25                    14.25                      -
         5/25/2015                    12.80                     14.73                    14.73                      -

(1) Cash available to pay current and prior interest divided by the current bond balance
(2) Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 19

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL

                      INTEREST CAP RATES (CASH CAP)(1)(2)
                     -------------------------------------


                                 CLASS A-2 CAP             CLASS M-1 CAP             CLASS M-2 CAP            CLASS B-1 CAP
           DATE                    ACTUAL/360                ACTUAL/360               ACTUAL/360                ACTUAL/360
           ----                    ----------                ----------               ----------                ----------

         6/25/2015                    12.39                     14.25                    14.25                      -
         7/25/2015                    12.80                     14.72                    14.72                      -
         8/25/2015                    12.38                     14.25                    14.25                      -
         9/25/2015                    12.38                     14.25                      -                        -
        10/25/2015                    12.79                     14.72                      -                        -
        11/25/2015                    12.38                     14.25                      -                        -
        12/25/2015                    12.79                     14.72                      -                        -
         1/25/2016                    12.38                     14.25                      -                        -
         2/25/2016                    12.38                     14.25                      -                        -
         3/25/2016                    13.23                     15.23                      -                        -
         4/25/2016                    12.38                     14.25                      -                        -
         5/25/2016                    12.79                     14.72                      -                        -
         6/25/2016                    12.38                     14.25                      -                        -
         7/25/2016                    12.79                     14.72                      -                        -
         8/25/2016                    12.38                     14.25                      -                        -
         9/25/2016                    12.38                     14.25                      -                        -
        10/25/2016                    12.79                     14.72                      -                        -
        11/25/2016                    12.37                     14.24                      -                        -
        12/25/2016                    12.79                     14.72                      -                        -
         1/25/2017                    12.37                      -                         -                        -
         2/25/2017                    12.37                      -                         -                        -
         3/25/2017                    13.70                      -                         -                        -
         4/25/2017                    12.37                      -                         -                        -
         5/25/2017                    12.78                      -                         -                        -
         6/25/2017                    12.37                      -                         -                        -
         7/25/2017                    12.78                      -                         -                        -
         8/25/2017                    12.37                      -                         -                        -
         9/25/2017                    12.37                      -                         -                        -
        10/25/2017                    12.78                      -                         -                        -
        11/25/2017                    12.37                      -                         -                        -
        12/25/2017                    12.78                      -                         -                        -
         1/25/2018                    12.37                      -                         -                        -
         2/25/2018                    12.37                      -                         -                        -

(1) Cash available to pay current and prior interest divided by the current bond balance
(2) Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                  --------------------------------------------

                      INTEREST CAP RATES (CASH CAP)(1)(2)
                      -----------------------------------


           DATE                  CLASS A-2 CAP             CLASS M-1 CAP             CLASS M-2 CAP            CLASS B-1 CAP
                                   ACTUAL/360                ACTUAL/360               ACTUAL/360                ACTUAL/360

         3/25/2018                    13.70                      -                         -                        -
         4/25/2018                    12.37                      -                         -                        -
         5/25/2018                    12.78                      -                         -                        -
         6/25/2018                    12.37                      -                         -                        -
         7/25/2018                    12.78                      -                         -                        -
         8/25/2018                    12.37                      -                         -                        -
         9/25/2018                    12.37                      -                         -                        -
        10/25/2018                    12.78                      -                         -                        -
        11/25/2018                    12.37                      -                         -                        -
        12/25/2018                    12.78                      -                         -                        -
         1/25/2019                    12.37                      -                         -                        -
         2/25/2019                    12.37                      -                         -                        -
         3/25/2019                    13.70                      -                         -                        -
         4/25/2019                    12.37                      -                         -                        -
         5/25/2019                    12.79                      -                         -                        -
         6/25/2019                    12.37                      -                         -                        -
         7/25/2019                    12.79                      -                         -                        -
         8/25/2019                    12.37                      -                         -                        -
         9/25/2019                    12.38                      -                         -                        -
        10/25/2019                    12.79                      -                         -                        -
        11/25/2019                    12.38                      -                         -                        -
        12/25/2019                    12.79                      -                         -                        -
         1/25/2020                     -                         -                         -                        -

1 Cash available to pay current and prior interest divided by the current bond balance
2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 21



MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                      MORGAN STANLEY
                                                                                                      4,596 records
All records                                                                                   Balance:  671,929,425
==================================================================================================================

SUMMARY STATISTICS
--------------------------------------------------------------
Number of Mortgage Loans:                        4,596
Aggregate Principal Balance:                     671,929,425
Weighted Average Current Mortgage Rate:          9.324
Weighted Average Margin:                         6.655
Weighted Average Maximum Rate:                   16.275
Weighted Average Original Term:                  357
Weighted Average Stated Remaining Term:          356
Weighted Average Original LTV:                   78.23
% Owner Occupied:                                93.62
% Purchase:                                      18.47
% Full Doc:                                      56.55
Weighted Average Credit Score:                   583


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Product Types                 Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
--------------------       --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Fixed - 10 year                  15       765,717       0.11    10.312       120        119     68.88      94.10      0.00     87.95
Fixed - 15 year                 105     7,046,674       1.05     9.889       182        181     69.33      93.11      3.79     69.12
Fixed - 20 year                  54     3,774,281       0.56    10.147       240        239     75.10      97.11      0.00     79.82
Fixed - 25 year                   3       161,712       0.02    10.721       300        299     79.22     100.00      0.00    100.00
Fixed- 30 year                  610    68,272,444      10.16     9.588       360        359     75.52      92.57      7.64     62.92
ARM - 6 month                     1        78,690       0.01    10.750       360        358     75.00     100.00      0.00    100.00
ARM - 2 Year/6 month          3,645   567,256,429      84.42     9.299       360        358     78.81      93.94     20.33     55.45
ARM - 3 Year/6 Month            163    24,573,477       3.66     8.827       360        358     75.66      88.78     13.51     55.49
Total:                        4,596   671,929,425     100.00     9.324       357        356     78.23      93.62     18.47     56.55




------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                        Page 1 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of Gross             Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Interest Rates (%)            Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

<= 7.999                        454    91,878,368     13.67     7.662        359        357     74.57      93.64      9.81     61.94
8,000 - 8,999                 1,255   224,092,765     33.35     8.666        359        357     78.09      94.38     17.54     54.27
9,000 - 9,999                 1,420   201,335,944     29.96     9.582        357        356     80.26      93.34     20.88     54.19
10,000 - 10,999                 945   104,990,766     15.63    10.515        355        354     79.47      93.16     23.72     58.87
11,000 - 11,999                 366    35,804,936      5.33    11.477        353        351     76.08      91.41     19.19     59.78
12,000 - 12,999                 126    11,659,833      1.74    12.491        354        353     71.28      95.72     15.26     63.67
13,000 - 13,999                  28     1,993,808      0.30    13.518        347        345     73.28      87.27      9.29     77.26
14,000 - 14,999                   2      173,003       0.03    14.024        360        359     62.57     100.00      0.00    100.00
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        4,596   671,929,425     100.00     9.324       357        356     78.23      93.62     18.47     56.55

Minimum:           6.550
Maximum:          14.050
Weighted Average:  9.324



------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 2 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                      MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                   Balance:  671,929,425
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
Range of                         of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Cut-off Date               Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Principal Balances ($)        Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

1 - 25,000                        3        60,992       0.01    11.022       300        299     42.38      66.87      0.00    100.00
25,001 - 50,000                 382    15,973,281       2.38    10.449       331        330     68.53      82.51     13.42     74.80
50,001 - 75,000                 763    47,912,807       7.13    10.188       348        347     76.06      89.10     18.32     74.69
75,001 -100,000                 713    62,576,057       9.31     9.734       354        352     76.00      92.50     15.32     71.20
100,001-125,000                 574    64,060,655       9.53     9.653       357        355     77.95      94.25     17.78     69.18
125,001-150,000                 470    64,731,814       9.63     9.406       358        357     79.07      94.69     20.72     65.71
150,001-175,000                 362    58,774,937       8.75     9.246       359        357     78.26      95.08     15.05     60.80
175,001-200,000                 348    65,323,038       9.72     9.091       358        357     78.45      92.32     15.56     55.41
200,001-225,000                 213    45,352,746       6.75     9.321       360        358     79.57      92.93     23.54     48.25
225,001-250,000                 154    36,658,784       5.46     9.083       360        358     79.53      94.82     20.70     49.86
250,001-275,000                 130    34,069,392       5.07     8.889       360        358     78.26      96.08     12.37     47.89
275,001-300,000                 106    30,582,545       4.55     9.253       360        358     79.50      93.28     25.41     37.67
300,001-325,000                  90    28,076,874       4.18     8.778       360        358     78.61      96.61     20.05     48.94
325,001-350,000                  63    21,303,829       3.17     9.158       360        358     79.60      93.58     17.58     36.51
350,001-375,000                  40    14,559,794       2.17     8.800       360        358     80.88      94.94     24.89     47.73
375,001-400,000                  52    20,163,939       3.00     9.072       360        358     80.05      94.19     21.05     30.81
400,001 >=                      133    61,747,940       9.19     8.769       360        359     79.61      96.15     19.92     42.34
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        4,596   671,929,425     100.00     9.324       357        356     78.23      93.62     18.47     56.55

Minimum:   15,795
Maximum:  646,644
Average:  146,199




------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 3 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================



                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                              Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Original Terms                Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

120                              15       765,717       0.11    10.312       120        119     68.88      94.10      0.00     87.95
180                             104     6,968,298       1.04     9.868       180        179     69.32      93.03      3.84     69.90
240                              54     3,774,281       0.56    10.147       240        239     75.10      97.11      0.00     79.82
300                               3       161,712       0.02    10.721       300        299     79.22     100.00      0.00    100.00
360                           4,420   660,259,416      98.26     9.312       360        358     78.35      93.61     18.76     56.23
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        4,596   671,929,425     100.00     9.324       357        356     78.23      93.62     18.47     56.55

Minimum:    120
Maximum:    360
Average:    357



                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Remaining Terms               Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

109-120                          15       765,717       0.11    10.312       120       119      68.88      94.10      0.00     87.95
169-180                         104     6,968,298       1.04     9.868       180       179      69.32      93.03      3.84     69.90
229-240                          54     3,774,281       0.56    10.147       240       239      75.10      97.11      0.00     79.82
289-300                           3       161,712       0.02    10,721       300       299      79.22     100.00      0.00    100.00
349-360                       4,420   660,259,416      98.26     9.312       360       358      78.35      93.61     18.76     56.23
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                       4,596    671,929,425     100.00     9.324       357        356     78.23      93.62     18.47     56.55

Minimum: 118
Maximum: 359
Weighted Average:  356

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 4 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================



                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
LTV Ratios                    Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

<=40.00                          76     6,348,767       0.94      8.91       343        341     32.05      93.50      1.24    42.90
40.01 - 50.00                    89     8,529,103       1.27      9.15       344        343     45.29      94.31      9.49    60.81
50.01 - 60.00                   239    27,432,666       4.08      9.08       353        351     56.47      91.87      5.21    49.72
60.01 - 70.00                   666    90,753,197      13.51      9.42       357        355     66.89      90.82      7.74    51.67
70.01 - 80.00                 1,833   266,802,445      39.71      9.25       357        355     77.79      92.79     16.62    53.69
80.01 - 90.00                 1,667   268,064,108      39.89      9.39       359        357     86.64      95.47     25.63    61.28
90.01 - 100.00                   26     3,999,139       0.60      9.36       357        356     94.50     100.00     42.88   100.00
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        4,596   671,929,425     100.00      9.32       357        356     78.23      93.62     18.47    56.55

Minimum:           14.11
Maximum:           99.00
Weighted Average:  78.23



------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 5 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Gross Margins (%)             Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Fixed Rate Loans                787    80,020,829      11.91      9.65       336       335      74.90     92.86      6.86     64.57
<=5.000                           3       631,282       0.09      7.66       360       358      59.91    100.00      0.00     74.38
5.001 - 5.500                     2       149,501       0.02     10.22       360       358      78.75     53.46      0.00    100.00
5.501-6.000                      21     3,778,284       0.56      8.23       360       358      77.88    100.00      0.00     78.19
6.001 - 6.500                 1,638   278,819,191      41.50      8.88       360       358      80.54     90.98     25.45     47.83
6.501 - 7.000                 1,240   187,483,684      27.90      9.37       360       358      78.51     95.94     16.03     58.92
7.001 - 7.500                   903   120,572,110      17.94     10.10       360       359      74.77     96.43     14.42     66.91
8.001 - 8.500                     1       249,849       0.04      8.50       360       359      79.37    100.00      0.00      0.00
>9.000                            1       224,695       0.03      9.75       360       359      79.76    100.00    100.00    100.00
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        4,596   671,929,425     100.00      9.32       357       356      78.23     93.62     18.47     56.55

Non-Zero Minimum:  4.950
Maximum:           9.750
Non-Zero Weighted
   Average:        6.655


------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 6 of 12



MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Gross Margins (%)             Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Fixed Rate Loans                787    80,020,829      11.91     9.650       336       335     74.90      92.86       6.86     64.57
<=15.000                        433    88,896,666      13.23     7.686       360       358     75.53      94.09      10.85     59.97
15.001 - 15.500                 415    80,207,346      11.94     8,407       360       358     77.72      93.49      19.07     55.90
15,501 - 16.000                 728   128,398,296      19.11     8.895       360       358     79.34      94.71     19.904     52.59
16.001 - 16.500                 518    78,953,583      11.75     9.359       360       359     80.28      91.32      22.04     53.96
16.501 - 17.000                 665    96,926,087      14.43     9.855       360       359     81.42      94.01      24.07     51.02
17.001 - 17.500                 390    46,516,025       6.92    10.353       360       359     79.80      93.64      25.73     56.93
17.501 - 18.000                 314    36,549,652       5.44    10.854       360       359     78.52      94.29      23.72     60.42
18.001 - 18.500                 142    15,688,055       2.33    11.347       360       359     77.38      96.10      22.63     57.57
18.501 - 19.000                 107    10,800,661       1.61    11.867       360       359     72.74      90.91      19.76     60.43
19.001 - 19.500                  41     4,038,873       0.60    12.354       360       359     68.76      90.45       5.06     67.43
19.501 - 20.000                  37     3,373,911       0.50    12.870       360       358     69.62      98.61      21.39     73.32
>20.000                          19     1,559,440       0.23    13.608       360       358     72.67      90.10       9.63     79.54
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        4,596   671,929,425     100.00     9.324       357       356     78.23      93.62      18.47     56.55

Non-Zero Minimum: 13.490
Maximum:          21.050
Non-Zero Weighted
   Average:       16.275


------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 7 of 12



MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================



                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Net Rate                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Adjustment Dates              Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

March 2002                        1        78,690       0.01    10.750       360        358     75.00     100.00      0.00    100.00
July 2003                        37     7,434,518       1.11     8.231       360        356     76.92      97.36     21.55     50.26
August 2003                     194    35,916,489       5.35     8.581       360        357     78.63      95.06     16.28     51.18
September 2003                1,250   196,619,820      29.26     9.377       360        358     79.05      94.02     19.02     56.71
October 2003                  2,164   327,285,602      48.71     9.355       360        359     78.74      93.69     21.53     55.29
July 2004                         5     1,128,096       0.17     8.040       360        356     70.95     100.00     22.18      8.13
August 2004                      11     1,971,857       0.29     7.798       360        357     68.04      87.00      3.06     30.79
September 2004                   53     7,292,205       1.09     9.011       360        358     74.70      99.32     10.64     70.75
October 2004                     94    14,181,318       2.11     8.938       360        359     77.59      82.71     15.74     54.85
Fixed Rate                      787    80,020,829      11.91     9.650       336        335     74.90      92.86      6.86     64.57
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        4,596   671,929,425     100.00     9.324       357        356     78.23      93.62     18.47     56.55

Non-Zero Minimum:  2002-03-01
Maximum:           2004-10-01



------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 8 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                      MORGAN STANLEY
                                                                                                                      4,596 records
All records                                                                                                   Balance:  671,929,425
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Geographic Distribution    Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
of Morgaged Properties        Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

California                    1,398   297,948,554      44.34      8.912     359       357       78.41      93.68     17.77     49.75
Illinois                        288    42,036,721       6.26      9,461     359       357       77.15      94.86     16.80     54.30
Michigan                        359    37,269,238       5.55      9.811     359       358       76.89      94.66     11.33     63.67
Florida                         314    33,259,057       4.95      9.711     356       355       78.81      89.97     32.74     60.05
Colorado                        186    30,552,311       4.55      9.234     360       359       78.56      91.63     11.36     53.98
Texas                           359    30,212,178       4.50     10.230     335       334       76.26      96.46     11.18     71.43
Massachusetts                   114    22,160,337       3.30      9.185     360       359       73.75      90.52     11.36     62.22
Washington                       89    13,538,099       2.01      9,459     360       358       79.07      91.64     22.51     52.29
Georgia                         116    13,270,685       1.98      9.827     353       352       78.78      95.89     21.99     64.77
Ohio                            151    13,170,902       1.96      9.549     358       357       79.87      92.76     20.75     68.18
Nevada                           72    10,926,204       1.63      9.550     360       358       82.73      87.92     39.93     59.03
Minnesota                        79    10,128,612       1.51      9.664     360       359       77.56      96.00     28.72     62.68
Arizona                          97     9,969,140       1.48      9.533     357       356       79.10      90.80      9.49     59.15
New Jersey                       47     8,058,171       1.20      9.874     357       356       78.18      90.84     19.83     74.20
Indiana                          85     6,983,254       1.04      9.657     353       351       80.30      88.02     22.84     76.95
Other                           842    92,445,963      13.76      9.737     355       354       78.94      95.71     21.11     63.43
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        4,596   671,929,425     100.00      9.324     357       356       78.23      93.62     18.47     56.55

Number of States/District of Columbia Represented:  47


------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 9 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Occupancy                     Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Primary                       4,235   629,067,266      93.62     9.317       357        356     78.37     100.00     17.72     57.44
Investment                      350    40,851,898       6.08     9.444       357        356     76.25       0.00     27.77     43.40
Second Home                      11     2,010,260       0.30     8.905       360        359     74.29       0.00     64.67     44.44
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        4,596   671,929,425     100.00     9.324       357        356     78.23      93.62    18.47      56.55




                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Property Type                 Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Single Family Residence       3,739   528,843,770      78.71     9.346       357        355     78.11     95.62      15.94     57.80
PUD                             337    65,782,827       9.79     9.277       358        357     80.28     95.20      30.65     54.25
2-4 Family                      263    45,135,451       6.72     9.255       359        357     76.98     68.83      26.48     41.35
Condo                           209    28,561,157       4.25     9.078       358        357     77.93     91.51      25.44     61.24
Manufactured Housing             48     3,606,220       0.54     9.800       345        344     75.88     99.02      11.51     68.08
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        4,596   671,929,425     100.00     9.324       357        356     78.23      93.62     18.47     56.55




------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 10 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Loan Purpose                  Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Refinance - Cashout           3,047   444,169,193      66.10     9.280       356        355     77.00      94.27      0.00     58.84
Purchase                        810   124,103,323      18.47     9.496       360        358     82.68      89.81    100.00     42.78
Refinance - Rate Term           739   103,656,909      15.43     9.305       358        357     78.17      95.40      0.00     63.19
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        4,596   671,929,425     100.00     9.324       357        356     78.23      93.62     18.47     56.55




                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Documentation Level           Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Full                          2,224   298,622,413      44.44     9.269       356        354     79.02       95.42    13.10    100.00
Stated Documentation          1,338    26,478,931      33.71     9.377       358        357     76.56       93.06    24.39      0.00
Full doc 2 yr W2/tax
  returns                       705    81,336,870      12.10     9.543       359        358     78.18       93.90    17.18    100.00
Limited                         329    65,491,211       9.75     9.119       358        356     80.45       87.00    24.07      0.00
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        4,596   671,929,425     100.00     9.324       357        356     78.23       93.62    18.47     56.55



------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 11 of 12



MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Property Type                 Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

NA                                2       282,446       0.04     9.46        360        358     84.64    100.00      54.71   100.00
Below 500                         4       569,982       0.08    10.31        360        358     75.31    100.00       0.00    31.67
500 - 525                       796   102,019,451      15.18    10.01        358        357     76.73     98.28       9.76    72.15
526 - 550                       955   126,811,744      18.87     9.69        357        356     76.99     95.10      12.69    67.58
551 -575                        717   103,812,801      15.45     9.44        357        355     77.41     95.93      15.05    61.83
576 - 600                       652    98,573,691      14.67     9.17        358        356     78.70     93.90      20.61    56.51
601- 625                        576    92,334,352      13.74     8.90        357        355     79.25     93.28      21.53    51.66
626 - 650                       443    70,121,025      10.44     8.81        358        356     79.49     92.03      22.13    41.67
651 - 675                       233    38,889,270       5.79     8.86        355        354     80.42     88.36      30.26    32.28
676 - 700                       107    19,449,617       2.89     8.73        357        356     80.80     80.57      28.83    31.08
701-725                          53     9,495,162       1.41     8.59        360        358     80.15     84.49      48.02    23.47
726 - 750                        29     5,676,264       0.84     8.84        358        356     81.52     64.32      47.55    27.16
751 - 775                        18     2,687,708       0.40     8.69        360        358     80.20     68.48      59.35    22.87
776 - 800                         8       881,497       0.13     9.19        360        358     76.40     84.29      36.79     6.92
Above 800                         3       324,414       0.05     8.38        268        265     49.80     77.22       0.00   100.00
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------  ---------  -------
Total:                        4,596   671,929,425     100.00    9.324        357        356     78.23     93.62      18.47    56.55

Minimum:           448
Maximum:           856
Weighted Average:  583




------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 12 of 12



MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================

SUMMARY STATISTICS
---------------------------------------------------------
Number of Mortgage Loans:                        1,216
Aggregate Principal Balance:               236,720,555
Weighted Average Current Mortgage Rate:          9,171
Weighted Average Margin:                         6.588
Weighted Average Maximum Rate:                  15.920
Weighted Average Original Term:                    352
Weighted Average Stated Remaining Term  :          350
Weighted Average Original LTV:                   78.25
% Owner Occupied:                                94.99
% Purchase:                                      17.16
% Full Doc:                                      49.19
Weighted Average Credit Score:                     591


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Property Type                 Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Fixed - 10 year                 15        765,717        0.32    10.31       120        119     68.88      94.10      0.00     87.95
Fixed - 15 year                105      7,046,674        2.98     9.88       182        181     69.33      93.11      3.79     69.12
Fixed - 20 year                 54      3,774,281        1.59    10.14       240        239     75.10      97.11      0.00     79.82
Fixed - 25 year                  3        161,712        0.07    10.72       300        299     79.22     100.00      0.00    100.00
Fixed- 30 year                 610     68,272,444       28.84     9.58       360        359     75.52      92.57      7.64     62.92
ARM - 2Year/6Month             414    151,610,282       64.05     8.95       360        358     80.15      96.18     22.77     41.82
ARM - 3Year/6 month             15      5,089,444        2.15     7.99       360        358     74.11      93.94     12.23     26.90
 ----------------------   --------  -------------    -------- --------  --------  ---------  --------  ---------  --------  --------
Total:                       1,216    236,720,555      100.00     9.17       352        350     78.25      94.99     17.76     49.19



------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 1 of 12



MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of Gross             Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Interest Rates (%)            Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

<=7.999                         146    41,144,868      17.38      7.66       357        355     75.22      96.70      7.56     59.59
8.000 - 8.999                   317    85,361,536      36.06      8.65       356        355     77.93      95.57     20.26     45.21
9.000 - 9.999                   352    65,957,836      27.86      9.58       351        349     80.16      96.36     19.38     46.76
10.000 - 10.999                 241    29,785,850      12.58     10.53       344        342     79.68      91.05     16.90     48.91
11.000 - 11.999                 109    10,001,024       4.22     11.46       333        332     77.19      85.16     15.26     51.52
12.000 - 12.999                  40     3,632,810       1.53     12.40       342        340     76.87      96.88     17.76     55.79
13.000 - 13.999                  10       747,597       0.32     13.44       325        324     77.59      92.98      4.68     88.30
14.000 - 14.999                   1        89,034       0.04     14.00       360        359     65.00     100.00      0.00    100.00
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        1,216   236,720,555     100.00     9.171       352        350     78.25      94.99     17.16     49.19


Minimum:  6.550
Maximum:  14.000
Average:  9.171


------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                        Page 2 of 12



MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of Gross             Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Interest Rates (%)            Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

1-25,000s                         2       36,003        0.02     11.70       259        258     31.45      43.87      0.00    100.00
25,001 - 50,000                 158    6,492,380        2.74     10.55       289        288     67.58      88.26      7.92     80.64
50,001 - 75,000                 211   12,890,832        5.45     10.24       317        316     74.42      90.56      5.96     78.00
75,001 - 100,000                134   11,711,640        4.95      9.95       327        325     75.21      94.23      7.41     72.08
100,001 - 125,000                94   10,422,844        4.40      9.82       339        338     76.90      95.63      4.36     64.59
125,001 - 150,000                57    7,865,344        3.32      9.32       346        344     78.15      96.32     15.71     71.58
150,001 - 175,000                32    5,178,578        2.19      9.15       348        347     75.03      90.35     14.96     46.98
175,001 - 200,000                39    7,318,873        3.09      8.83       346        344     71.61      87.03      5.31     53.81
200,001 - 225,000                19    4,009,617        1.69      9.51       360        358     77.74      94.39     10.17     52.49
225,001 - 250,000                 7    1,681,330        0.71      9.32       360        358     75.72     100.00     13.64     43.10
250,001 - 275,000                 7    1,859,062        0.79      8.60       360        358     80.94     100.00      0.00     71.95
275,001 - 300,000                96   27,631,330       11.67      9.32       360        358     79.52      96.91     25.98     37.42
300,001 - 325,000                82   25,573,784       10.80      8.76       360        358     79.14      97.52     19.57     52.54
325,001 - 350,000                58   19,589,671        8.28      9.10       360        358     79.57      93.01     17.39     36.17
350,001 - 375,000                40   14,559,671        6.15      8.80       360        358     80.88      94.94     24.89     47.73
375,001 - 400,000                49   18,994,332        8.02      9.08       360        358     79.95      95.84     18.29     30.67
400,001 >=                      131   60,904,667       25.73      8.76       360        359     79.60      96.10     20.19     42.93
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        1,216  236,720,555      100.00      9.17       352        350     78.25     94.99      17.16     49.19

Non-Zero Minimum:  15,795
Maximum:          649,644
Non-Zero Weighted
   Average:       194,672


------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 3 of 12



MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Original Terms                Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

120                              15        765,717      0.32    10.312       120       119      68.88      94.10      0.00     87.95
180                             104      6,968,298      2.94     9.868       180       179      69.32      93.03      3.84     69.90
240                              54      3,774,281      1.59    10.147       240       239      75.10      97.11      0.00     79.82
300                               3        161,712      0.07    10.721       300       299      79.22     100.00      0.00    100.00
360                           1,040    225,050,546     95.07     9.128       360       358      78.61      95.02     17.93     47.87
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        1,216    236,720,555    100.00     9.171       352       350      78.25      94.99     17.16     49.19

Minimum:          120
Maximum:          360
Weighted Average: 352



                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Remaining Terms               Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

109 - 120                        15       765,717       0.32    10.31        120        119     68.88      94.10      0.00     87.95
169 - 180                       104     6,968,298       2.94     9.86        180        179     69.32      93.03      3.84     69.90
229 - 240                        54     3,774,281       1.59    10.14        240        239     75.10      97.11      0.00     79.82
289 - 300                         3       161,712       0.07    10.72        300        299     79.22     100.00      0.00    100.00
349 - 360                     1,040   225,050,546      95.07     9.12        360        358     78.61      95.02     17.93     47.87
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        1,216   236,720,555     100.00     9.171       352        350     78.25      94.99     17.16     49.19


Minimum:          118
Maximum:          359
Weighted Average: 350




------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 4 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Remaining Terms               Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

<= 40.00                         30     2,410,286       1.02      9.09       314        312     33.25      98.84      0.00    48.94
40.01 - 50.00                    29     2,653,810       1.12      9.12       310        308     46.06      99.24      2.20    77.59
50.01 - 60.00                    77     9,613,351       4.06      8.78       339        337     56.40      93.32      0.73    48.54
60.01 - 70.00                   187    32,082,981      13.55      8.99       351        350     66.50      90.33      7.91    46.55
70.01 - 80.00                   486    93,273,620      39.40      9.19       351        349     77.69      95.00     13.26    46.89
80.01 - 90.00                   401    95,636,355      40.40      9.24       357        355     86.78      96.45     26.47    51.05
90.01 - 100.00                    6     1,050,151       0.44      9.30       349        347     94.42     100.00     27.11   100.00
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        1,216   236,720,555      100.00    9.17        352        350     78.25      94.99     17.16    49.19

Minimum:           14.11
Maximum:           99.00
Weighted Average:  78.25


------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                        Page 5 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Gross Margins (%)             Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Fixed Rate Loans                787    80,020,829      33.80      9.65       336        335     74.90     92.86      6.86      64.57
<= 5.000                          1       314,773       0.13      7.65       360        359     68.48    100.00      0.00     100.00
5.501 - 6.000                     4     1,421,951       0.60      8.13       360        359     82.11    100.00      0.00      77.69
6.001 - 6.500                   230    85,722,769      36.21      8.69       360        358     81.36     95.13     27.86      38.82
6.501 - 7.000                   131    46,772,885      19.76      9.13       360        358     78.93     97.32     17.72      41.71
7.001 - 7.500                    63    22,467,347       9.49      9.43       360        359     76.78     96.82     13.23      47.05
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        1,216   236,720,555     100.00     9.171       352        350     78.25      94.99     17.16     49.19


Non-Zero Minimum:     4.950
Maximum:             7.350
Non-Zero Weighted Average: 6.588



------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 6 of 12



MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of Maximum           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Loan Rates (%)                Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Fixed Rate Loans                787    80,020,829      33.80     9.650       336       335      74.90      92.86      6.86    64.57
<= 15.000                        88    32,910,455      13.90     7.667       360       358      77.67      97.89      9.45    53.82
15.501 - 15.500                  76    29,014,107      12.26     8.404       360       358      80.42      95.34     23.40    47.52
15.501 - 16.000                  96    36,835,659      15.56     8.892       360       358      78.87      94.92     29.57    35.30
16.001 - 16.500                  61    20,560,519       8.69     9.357       360       358      82.07      98.66     28.14    44.08
16.501 - 17.000                  66    23,134,542       9.77     9.840       360       359      82.51      96.44     23.34    28.68
17.001 - 17.500                  18     6,253,091       2.64     10.39       360       359      81.24      87.05     22.40    36.99
17.501 - 18.000                  14     5,006,435       2.11     10.88       360       359      79.74      93.72     21.80    26.63
18.001 - 18.500                   5     1,681,480       0.71     11.52       360       358      75.27     100.00      0.00    17.37
18.501 - 19.000                   3       683,488       0.29     11.88       360       358      78.48     100.00     97.69     2.31
19.001 - 19.500                   1       343,810       0.15     12.19       360       358      80.00     100.00      0.00   100.00
>20.00                            1       276,138       0.12     13.58       360       358      85.00     100.00      0.00   100.00
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        1,216   236,720,555     100.00     9.171       352       350     78.25       94.99     17.16    49.19


Non-Zero Minimum:          13.550
Maximum:                   20.580
Non-Zero Weighted Average: 15.920




------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 7 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Next Rate                  Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Adjustment Dates              Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

July 2003                        10     3,199,544       1.35     8.119       360       356      77.87     100.00     21.81     28.95
August 2003                      29    10,778,720       4.55     8.484       360       357      80.06      95.38     20.49     38.02
September 2003                  150    54,674,739      23.10     9.094       360       358      79.74      96.01     19.57     42.35
October 2003                    225    82,957,297      35.04     8.960       360       359      80.53      96.24     25.21     42.47
July 2004                         2       624,359       0.26     8.108       360       356      68.23     100.00      0.00      0.00
August 2004                       2       585,488       0.25     7.403       360       357      54.65     100.00      0.00      0.00
September 2004                    2       885,994       0.37     8.059       360       358      71.29     100.00      0.00     53.52
October 2004                      9     2,993,603       1.26     8.063       360       359      79.98      88.52     20.80     29.90
Fixed Rate                      787    80,020,829      33.80     9.650       336       335      74.90      92.86      6.86     64.57
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        1,216    236,720,55     100.00     9.171       352        350     78.25      94.99     17.16     49.19

Non-Zero Minimum:  2003-07-01
Maximum:           2004-10-01



------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 8 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Geographic Distribution    Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
of Mortgaged Properties       Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

California                      445   133,731,694      56.49     8.80        358        356     78.95      95.68     19.85     41.29
Texas                           173    13,435,992       5.68    10.23        304        303     75.09      97.13      7.36     70.92
Illinois                         60    11,070,390       4.68     9.62        354        353     76.25      92.34     14.29     47.50
Florida                          91    10,214,315       4.31     9.56        347        346     77.16      88.66     25.29     64.80
Michigan                         57     9,122,464       3.85     9.62        358        356     74.83      98.26     10.13     43.29
Colorado                         25     7,213,074       3.05     8.97        360        359     80.36      84.61     16.65     59.93
Massachusetts                    18     4,924,255       2.08     8.64        360        358     76.20      89.85      1.47     82.32
Georgia                          29     3,892,502       1.64     9.69        337        335     76.32     100.00     13.80     60.50
Washington                       16     3,801,213       1.61     9.61        360        359     78.68      92.75      7.47     40.60
New Jersey                       15     3,526,508       1.49     9.81        354        352     77.25     100.00     10.88     62.96
Ohio                             27     2,792,042       1.18     9.41        351        350     77.66      97.35     11.42     39.99
Virginia                         11     2,567,305       1.08     9.00        360        359     77.38     100.00     39.48     60.01
Arizona                          17     2,484,851       1.05    10.13        349        347     78.48     100.00      4.32     63.73
New Mexico                       10     2,220,924       0.94     9.76        357        355     77.34      80.63      2.81     63.10
Nevada                            9     2,133,795       0.90     9.31        360        358     83.44      95.62     58.88     56.95
Other                           213    23,589,231       9.97     9.80        340        339     78.71      95.60     11.72     61.55
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Total:                        1,216   236,720,555     100.00     9.171       352        350     78.25      94.99     17.16     49.19


Number of States/District of Columbia Represented:  42



------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 9 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Occupancy                     Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Primary                       1,135   224,867,600       94.99    9.14        352           350      78.37   100.00    16.68   50.08
Investment                       79    11,159,300        4.71    9.64        350           349      76.04     0.00    21.68   34.43
Second Home                       2       693,655        0.29    9.47        360           359      74.96     0.00   100.00    0.00
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        1,216   236,720,555      100.00    9.17        352           350      78.25    94.99    17.16   49.19



                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Property Type                 Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Single Family Residence       1,006   189,294,485      79.97     9.168       351        350     77.99      96.24     15.02     49.45
PUD                             110    30,762,464      13.00     9.124       356        354     80.32      94.81     28.15     51.24
2-4 Family                       52     9,263,654       3.91     9.385       355        353     76.52      73.89     23.70     33.40
Condo                            33     6,434,495       2.72     9.026       352        350     78.69      89.45     17.65     54.59
Manufactured Housing             15       965,457       0.41    10.120       305        303     75.50      96.35     21.06     50.39
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                       1,216    236,720,555     100.00     9.171       352        350     78.25      94.99     17.16     49.19



------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 10 of 12



MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Loan Purpose                  Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Refinance - Cashout             890   164,366,982      69.44      9.14       350        348     76.84     95.55       0.00     51.19
Purchase                        155    40,626,351      17.16      9.28       359        357     83.79     92.34     100.00     34.33
Refinance - Rate Term           171    31,727,222      13.40      9.13       355        353     78.45     95.49       0.00     57.88
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        1,216   236,720,555     100.00     9.171       352        350     78.25      94.99     17.16     49.19



                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Documentation Level           Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Full                            625    98,122,196      41.45      9.10       346        345     78.41      96.43     12.02   100.00
Stated Documentation            366    87,430,076      36.93      9.27       356        354     77.12      93.75     21.05     0.00
Limited                         114    32,840,301      13.87      9.03       356        354     81.03      92.23     25.18     0.00
Full doc 2 yr W2/tax
   returns                      111    18,327,983       7.74      9.28       356        354     77.79      98.14     11.75   100.00

-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        1,216   236,720,555     100.00     9.171       352        350     78.25      94.99     17.16    49.19



------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 11 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Credit Score                  Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

NA                               2        282,446       0.12     9.460       360        358     84.64     100.00     54.71    100.00
Below 500                        4        569,982       0.24    10.310       360        358     75.31     100.00      0.00     31.67
500 - 525                      171     28,996,161      12.25     9.899       353        351     76.95      99.19      9.43     67.59
526 - 550                      212     36,755,808      15.53     9.451       350        348     77.33      94.28     11.01     62.58
551 - 575                      183     36,354,227      15.36     9.316       350        349     77.18      96.92     13.06     53.44
576 - 600                      173     35,280,084      14.90     9.052       353        351     78.08      96.06     18.24     50.58
601 - 625                      160     35,430,253      14.97     8.884       352        350     79.13      97.27     20.07     46.02
626 - 650                      144     28,890,411      12.20     8.764       354        353     78.75      93.06     19.59     32.91
651 - 675                       84     17,040,467       7.20     8.879       350        348     79.85      90.46     31.43     30.60
676 - 700                       51     10,044,844       4.24     8.796       354        353     80.96      90.61     24.60     25.49
701 - 725                       14      3,452,893       1.46     8.771       360        358     81.26      82.84     28.77     38.38
726 - 750                        7      1,883,396       0.80     9.063       353        351     85.05      76.28     23.87     42.58
751 - 775                        5      1,076,094       0.45     8.665       360        358     77.95      67.65     32.35      9.29
776 - 800                        4        422,918       0.18     8.891       360        359     76.78     100.00     29.76     14.41
Above 800                        2        240,569       0.10     7.477       235        232     47.99      69.28      0.00    100.00
-----------------------    --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Total:                        1,216   236,720,555     100.00     9.171       352        350     78.25      94.99     17.16     49.19

Minimum:           448
Maximum:           801
Weighted Average:  591





------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 12 of 12
